Exhibit 10.2

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of July 3, 2006, among Mid-Maine Communications, Inc., a Delaware corporation (the “Communications”) and a subsidiary of Otelco Inc., a Delaware corporation (the “Company “), Mid-Maine TelPlus, a Maine corporation (the “TelPlus,” and, together with the Communications, the “New Guarantors”) and a subsidiary of the Company, the Existing Guarantors listed on the signature pages hereto (the “Existing Guarantors”) and Wells Fargo Bank, National Association, a national banking association, as trustee under the Indenture referred to below (the “Trustee”).

WITNESSETH:

WHEREAS the Company and the Existing Guarantors have heretofore executed and delivered to the Trustee an Indenture (the “Indenture”) dated as of December 21, 2004, providing for the issuance of an unlimited aggregate principal amount of notes (the “Notes”), and an aggregate principal amount of $81.1 million of the Company’s 13% senior subordinated notes have been issued and are outstanding under the Indenture;

WHEREAS Section 4.12 of the Indenture provides that under certain circumstances the Company is required to cause the New Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which each of the New Guarantors shall unconditionally guarantee all the Company’s obligations under the Indenture and the Notes pursuant to a Guarantee on the terms and conditions set forth herein; and

WHEREAS pursuant to Section 9.01 of the Indenture, the Trustee, the Company and the Existing Guarantors are authorized to execute and deliver this Supplemental Indenture;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantors, the Company, the Existing Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:

1.             Agreement to Guarantee.  Each of the New Guarantors hereby agrees, jointly and severally with all the Existing Guarantors, to unconditionally guarantee the Company’s obligations under the Indenture and the Notes on the terms and subject to the conditions set forth in Article 11 of the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes.

2.             Ratification of Indenture; Supplemental Indentures Part of Indenture.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

3.             Governing Law.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  THE TRUSTEE, THE COMPANY, ANY OTHER OBLIGOR IN RESPECT OF THE NOTES AND (BY THEIR ACCEPTANCE OF THE NOTES) THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE NOTES.

4.             Trustee Makes No Representation.  The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

5.             Counterparts.  The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6.             Effect of Headings.  The Section headings herein are for convenience only and shall not effect the construction thereof.

7.             Definitions.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

NEW GUARANTORS: MID-MAINE COMMUNICATIONS, INC.

By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr. Title: Vice President

MID-MAINE TELPLUS

By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr. Title: Vice President

COMPANY: OTELCO INC.

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver Title: President and Chief Executive Officer

EXISTING GUARANTORS: OTELCO TELECOMMUNICATIONS LLC

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver Title: Chief Executive Officer

OTELCO TELEPHONE LLC

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver Title: Chief Executive Officer

HOPPER HOLDING COMPANY, INC.

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver Title: Chief Executive Officer

HOPPER TELECOMMUNICATIONS COMPANY, INC.

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver Title: Chief Executive Officer

BRINDLEE HOLDINGS LLC

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver Title: Chief Executive Officer

BRINDLEE MOUNTAIN TELEPHONE COMPANY

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver Title: Chief Executive Officer

PAGE & KISER COMMUNICATIONS, INC.

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver Title: Chief Executive Officer

BLOUNTSVILLE TELEPHONE COMPANY, INC.

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver Title: Chief Executive Officer

MID-MISSOURI HOLDING CORP.

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver Title: Chief Executive Officer

IMAGINATION, INC.

By:	/s/ Michael D. Weaver
Name: Michael D. Weaver Title: Chief Executive Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Timothy P. Mowdy
Name: Timothy P. Mowdy Title: Vice President